Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Diversified Futures Fund L.P. II
     Supplement to Registration Statement on Form S-1
     File No. 333-3538

Ladies and Gentlemen:

     On Behalf of Smith Barney Diversified Futures Fund L.P. II (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b)
(3) of the Securities Act of 1933, as amended, a Supplement dated October 31, 1997 to the Partnership's final prospectus dated May 31, 1996.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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



                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                  November 1997

The net asset value for the Smith Barney Diversified Futures Fund L.P. II was $1,064.97, essentially unchanged for the month of November. Performance of the Fund can be attributed to increased volatility in both the financial and commodity markets.

In the currency markets, substantial profits were generated in the Japanese Yen, as it continued to decline against most major currencies due to a lack of investor confidence in Asia. Additional gains were realized from positions in the British Pound, Deutsche Mark and Australian Dollar. Gains in the currency markets were partially offset by losses in international interest rate and stock market indices, particularly due to increased volatility in the Japanese and other Asian markets.

While uncertainty hit financial markets, the most obvious trend was the decline in the price of gold. Falling below $300 an ounce for the first time in over 12 years, gold provided excellent trading conditions and profits for all of the Fund's advisors.

In the grains and oilseeds markets, positions in soybean meal and bean oil produced modest gains as prices rose on strong demand from buyers overseas. In the energy markets, advisors experienced losses from positions in crude oil as prices declined on reduced tensions in the Middle East.

Important Notes From the General Partner

Smith Barney Holdings Inc., the parent company of Smith Barney Futures Management Inc. ("SBFMI") has merged with Salomon Brothers Holding Inc. The parent company of SBFMI is now called Salomon Smith Barney Holdings Inc.


The following changes in the principals of the General Partner became effective in May 1997. Shelley Ullman and Maureen O'Toole each were appointed as Senior Vice President; Philip M. Waterman, Jr. resigned his positions as Vice Chairman and Director.


Smith Barney Futures Management Inc.

                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                Account Statement
                           For the Period November 1,
                            Through November 30, 1997


                                                                      Percent
                                                                     of Average
                                                                     Net Assets
                                                                     ----------

Realized gains from trading                       $     922,134           0.90%
Change in unrealized gains/losses
from trading                                           (240,198)         (0.24)
                                                  -------------       ---------

                                                        681,936           0.66

Less, Brokerage commissions
and clearing fees ($12,343)                             553,723           0.54
                                                  -------------       ---------


Net realized and unrealized gains                       128,213           0.12
Interest Income                                         321,437           0.31
                                                  -------------       ---------

                                                        449,650           0.43
                                                  -------------       ---------

Less, Expenses:
Management fees                                         231,331           0.22
Other expenses                                           39,562           0.03
                                                  -------------       ---------

                                                        270,893           0.25
                                                  -------------       ---------

Net Income                                              178,757           0.18%
                                                                      =========

Additions (2,902.7767 L.P. units at
October 31, 1997 net asset value
per unit of $1,063.12)                                3,086,000

Additions (12.2281 G.P. units at
October 31, 1997 net asset value
per unit of $1,063.12)                                   13,000

Redemptions (624.6455 units at
November 30, 1997 net asset value
per unit of $1,064.97)                                 (665,229)
                                                  -------------

Increase in net assets                                2,612,528

Net Assets, October 31, 1997                         99,278,573

                                                  =============
Net Assets, November 30, 1997                     $ 101,891,101
                                                  =============


Net asset value per unit                          $    1,064.97
                                                  =============
($101,891,101/95,674.7383 units)





To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Diversified Futures Fund L.P. II

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